UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2007

IDAHO GENERAL MINES, INC.

(Exact name of registrant as specified in its charter)

Idaho	000-50539	91-0232000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 N. Post St., Suite 610, Spokane, WA 99201

(Address of principal executive office and zip code)

(509) 838-1213

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 3.1	AMENDED AND RESTATED BYLAWS OF IDAHO GENERAL MINES, INC.

ITEM 5.03               AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 30, 2007, the Board of Directors (the “Board”) of Idaho General Mines, Inc. (the “Company”) voted to approve amendments to the Company’s Bylaws, which were effective immediately.  A summary description of those changes is as follows:

i.                  Article II (“Shareholders”), Modification of Existing Section 2.3.1 (“Special Meetings”):  Amendment to modify and clarify the requirements and the procedure by which shareholders may call a special meeting of the shareholders, including increasing the percentage of the holders entitled to vote on any issue required to call a special meeting from ten percent (10%) to twenty percent (20%).

ii.               Article II (“Shareholders”), Modification of Existing Sections 2.5 (“Notice” and “Voting Record”):  Typographical amendment to correct duplicate Section 2.5 numbering and accompanying amendments throughout the Bylaws to change all internal references to reflect this renumbering.

iii.            Article II (“Shareholders”), Addition of New Section 2.15 (“Transaction of Business at Shareholders’ Meetings”):  Addition of a new Section to the Bylaws to govern the transaction of business at both annual meetings and special meetings of shareholders and to add new provisions and requirements regarding shareholder proposals for nominations or other business to be properly brought before such meetings.

iv.           Article IV (“Board of Directors”), Deletion of Existing Section 4.3 (“Removal of Directors”):  Deletion of this section in its entirety.

v.              Article V (“Officers”), Modification of Article V (“Officers”) and related provisions:  Amendment of Existing Section 5.1 to remove the specific designation of the officers of the Company as the President, one or more Vice Presidents, Secretary, and Treasurer in order to allow the Board to designate and appoint such officers and agents as the Board deems necessary or expedient.  Accompanying amendments have been made throughout the Bylaws to remove references to the previously designated officers as follows:

a.               Article III (“Shares”), Modification of Existing Section 3.2 (“Certificates for Shares”):  Amendment to remove the provision that certificates for shares be signed by the President or a Vice President and by the Secretary or Assistant Secretary and provide that two officers of the Company as designated by the Board may sign such certificates.

b.              Article III (“Shares”), Modification of Existing Section 3.7 (“Share of Another Corporation”):  Amendment to delete and replace the Existing Section 3.7 in its entirety in order to provide that shares owned by the Company in another corporation may be voted by such officer, agent, or proxy as the Board may determine.

c.               Article IV (“Board of Directors”), Modification of Existing Section 4.5(a) (“Special Meetings”):  Amendment to delete and replace the Existing Section 4.5(a) in its entirety in order to change the designation of the person or persons authorized to call a special meeting of the Board from the President, Secretary, or any one director to the person or persons that are authorized by the Board to call such a meeting.

d.              Article IV (“Board of Directors”), Modification of Existing Section 4.10 (“Presumption of Assent”):  Amendment to delete the requirement that notice of written dissent by a director be sent to the Secretary of the Company and replacing the provision with a requirement that such notice be sent to the Board or its chairman.

e.               Article IV (“Board of Directors”), Modification of Existing Section 4.11 (“Resignation”):  Amendment to modify the notice procedure for a Director to resign from the Board by deleting the reference to giving notice to the President or Secretary, deleting the provision for providing oral notice at any meeting of the directors or shareholders, and replacing the provision with a requirement that notice be given in writing to the Board, its chairman, or the Company at its principal executive offices.

f.                 Article V (“Officers”):  Deletion of Existing Section 5.2 (“The President”), Existing Section 5.3 (“Vice Presidents”), Existing Section 5.4 (“Secretary and Assistant Secretaries”), Existing Section 5.5 (“The Treasurer”), and Existing Section 5.8 (“Other Officers”):  Amendment to delete these sections, which provide for the designations and duties of these officers, in their entirety.

g.              Article V (“Officers”): Modification of Existing Section 5.6 (“Delegation”), Existing Section 5.7 (“Vacancies”), Existing Section 5.9 (“Loans”), Existing Section 5.10 (“Term-Removal”), Existing Section 5.11 (“Bonds”) and Existing Section 5.12 (“Salaries”):  Typographical amendment to renumber those Sections as 5.2 through 5.7 respectively and change all internal references in the Bylaws to reflect that renumbering.

vi.           Article XII (“Control Share Acquisition Act”):  Amendment to delete this Article, which provided that the Company chose not to be subject to the Control Share Acquisition Act of the Idaho Statutes, in its entirety.

vii.        Article XIIII (“Business Combination Act”):  Amendment to delete this Article, which provided that the Company elected not to be subject to the provisions of the Business Combination Act of the Idaho Statutes, in its entirety.

The following is the full text of the provisions summarized above that have been substantively changed by the amendments summarized above, along with the full text of the amended provisions.  Those amendments that only renumber or delete an Article or Section of the Bylaws in its entirety without replacement are not set forth below.

Bylaw Section 2.3.1 previously read as follows:

2.3.1                        Special Meetings.  Special meetings of the shareholders for any purpose may be called at any time by the President, Board, or the holders of not less than one-tenth (1/10) of all shares entitled to vote at the meeting.

Bylaw Section 2.3.1 has been amended to read as follows:

2.3.1.                     Special Meetings.  A special meeting of the shareholders may be called at any time by the Board.  A special meeting of the shareholders also may be called by the holders of not less than twenty percent (20%) of all the shares entitled to vote on any issue proposed to be considered at the proposed special meeting if such holders sign, date and deliver to the Board one (1) or more written demands for the meeting describing the purpose or purposes for which it is to be held.  Upon receipt of one (1) or more written demands for such proposed special meeting by the holders of not less than twenty percent (20%) of all the shares entitled to vote on any issue proposed to be considered at the proposed special meeting, the Board shall be responsible for determining whether such demand or demands conform to the requirements of the Idaho Business Corporation Act, the Articles of Incorporation and these Bylaws.  After making an affirmative determination, the Board shall authorize and cause an officer of the corporation to prepare, sign and deliver the notices required for such meeting.  The shareholders’ demand may suggest a time and place for the meeting but the Board shall determine the time and place of any such meeting.

New Bylaw Section 2.15 has been added and reads as follows:

Section 2.15.  Transaction of Business at Shareholders’ Meetings.

(a)                                  Transaction of Business at Annual Meeting.  Business transacted at an annual meeting of shareholders may include all such business as may properly come before the meeting.   Nominations of persons for election to the Board and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders: (i) pursuant to the Company’s notice of meeting; (ii) by or at the direction of the Board; or (c) by any shareholder who is a shareholder of record at the time of giving of notice of the meeting, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.15(a).

For nominations or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Board and such other business must otherwise be a proper matter for shareholder action.  To be timely, a shareholder’s notice shall be delivered to the Board at the principal executive offices of the corporation not later than the close of business on the 90th day prior to, nor earlier than the close of business on the 120th day prior to, the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event no annual meeting was held in the previous year or the date of the annual meeting is more than 30 days before or after the anniversary date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not later than the close of business on the 90th day prior to, nor earlier than the close of business on the 120th day prior to, the annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than 100 days prior to the date of such annual meeting, not later than the close of business on the 10th day following the date on which public announcement of the date of such meeting is first made by the corporation.  In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.  Such shareholder’s notice shall set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person) pursuant to which the nominations are to be made by the shareholder, and (E) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting (A) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (B) any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made and (C) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act, in his or her capacity as a proponent of a shareholder proposal; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such shareholder, as they appear on the corporation’s books, and of such beneficial owner and (B) the class and number of shares of the corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

(b)                                 Transaction of Business at Special Meeting.  Business transacted at a special meeting of the shareholders shall be limited to the purposes set forth in the notice of the special meeting.  Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the corporation’s notice of meeting: (i) by or at the direction of the Board; or (ii) provided that the Board has determined that the directors shall be elected at such meeting, by any shareholder of the Company who is a shareholder of record at the time of giving of notice of the meeting, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.15(b).

In the event the corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board, any such shareholder may nominate a person or persons, as the case may be, for election to such position or positions as specified in the corporation’s notice of meeting, if the shareholder’s notice required by this Section 2.15(b) shall be delivered to the Board at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.  In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a shareholder’s notice as described above.  Such shareholder’s notice shall set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as director (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person) pursuant to which the nominations are to be made by the shareholder, and (E) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act and the rules thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and address of such shareholder, as they appear on the corporation’s books, and of such beneficial owner and (B) the class and number of shares of the corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

(c)                              General.  Only such persons who are nominated in accordance with the procedures set forth in this Section 2.15 shall be eligible to serve as directors and, notwithstanding anything to the contrary in these Bylaws, only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.15.  The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.15 and, if any proposed nomination or business is not in compliance with this Section 2.15, to declare that such defective proposal or nomination shall be disregarded, unless otherwise provided by any applicable law.

For purposes of this Section 2.15, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Notwithstanding the foregoing provisions of this Section 2.15, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.15.  Nothing in this Section 2.15 shall be deemed to affect any rights of: (a) the shareholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act; or (b) the holders of any series of preferred stock to elect directors under specified circumstances.

Bylaw Section 3.2 previously read as follows:

3.2                                 Certificates for Shares.  Certificates representing shares of the corporation shall be in such form as shall be determined by the Board.  Such certificates shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary.  The signatures of such officers may be facsimiles if the certificate is manually signed on behalf of a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation.  Certificates for shares shall be consecutively numbered or otherwise identified.  The name and address of the person to whom the shares represented thereby are issued, with the number of shares or other identification and date of issue, shall be entered on the share transfer books of the corporation.  All certificates surrendered to the corporation for transfer shall cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the corporation as the Board may prescribe.  Each Certificate representing shares shall state upon the face thereof:

(a)                                  The name of the issuing corporation.

(b)                                 That the corporation is organized under the laws of the State of Idaho.

(c)                                The name of the person to whom issued.

(d)                                 The number and class of shares; and the designation of the series, if any, which such certificates represent.

(e)                                  If the issuing corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series and the board’s authority to determine variations for future series must be summarized on the front or back of each certificate.  Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder this information on request in writing and without charge.

Bylaw Section 3.2 has been amended to read as follows:

3.2                                 Certificates for Shares.  Certificates representing shares of the corporation shall be in such form as shall be determined by the Board.  Such certificates shall be signed by two officers of the corporation designated by the Board.  The signatures of such officers may be facsimiles if the certificate is manually signed on behalf of a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation.  Certificates for shares shall be consecutively numbered or otherwise identified.  The name and address of the person to whom the shares represented thereby are issued, with the number of shares or other identification and date of issue, shall be entered on the share transfer books of the corporation.  All certificates surrendered to the corporation for transfer shall cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the corporation as the Board may prescribe.  Each Certificate representing shares shall state upon the face thereof:

(a)                                  The name of the issuing corporation.

(b)                                 That the corporation is organized under the laws of the State of Idaho.

(c)                                The name of the person to whom issued.

(d)                                 The number and class of shares; and the designation of the series, if any, which such certificates represent.

(e)                                  If the issuing corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series and the board’s authority to determine variations for future series must be summarized on the front or back of each certificate.  Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder this information on request in writing and without charge.

Bylaw Section 3.7 previously read as follows:

3.7                                 Share of Another Corporation.  Shares owned by the corporation in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board may determine or, in the absence of such determination, by the President of the corporation.

Bylaw Section 3.7 has been amended to read as follows:

3.7                                 Share of Another Corporation.  Shares owned by the corporation in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board may determine.

Bylaw Section 4.3 previously read as follows:

4.3                                 Removal of Directors.  At a meeting of shareholders called expressly for that purpose, the entire Board, or any member thereof, may be removed, with or without cause.  A director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.

Bylaw Section 4.3 has been amended to read as follows:

4.3                                 Reserved.

Bylaw Section 4.5(a) previously read as follows:

4.5                                 Special Meetings.

(a)                                  Special meetings of the Board may be called at any time by the President, Secretary or by any one director, to be held at the principal place of business of the corporation or at such other place or places as the Board or the person or persons calling such meeting may from time to time designate.

Bylaw Section 4.5(a) has been amended to read as follows:

4.5                                 Special Meetings.

(a)                                  Special meetings of the Board may be called at any time by such person or persons as are authorized by the Board to call such a meeting, to be held at the principal place of business of the corporation or at such other place or places as the Board or the person or persons calling such meeting may from time to time designate.

Bylaw Section 4.10 previously read as follows:

4.10                           Presumption of Assent.  A director of the corporation present at a Board meeting at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent is entered in the minutes of the meeting, or unless he files his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or unless he forwards such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting.  Such right to dissent shall not apply to a director who voted in favor of such action.

Bylaw Section 4.10 has been amended to read as follows:

4.10                           Presumption of Assent.  A director of the corporation present at a Board meeting at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent is entered in the minutes of the meeting, or unless he files his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or unless he forwards such dissent by registered mail to the Board or its chairman immediately after the adjournment of the meeting.  Such right to dissent shall not apply to a director who voted in favor of such action.

Bylaw Section 4.11 previously read as follows:

4.11                           Resignation.  Any director may resign at any time by delivering written notice to the President or Secretary, or to the registered office of the corporation, or by giving oral notice at any meeting of the directors or shareholders.

Bylaw Section 4.11 has been amended to read as follows:

4.11                           Resignation.  A director may resign at any time by delivering written notice to the Board, its chairman or the corporation at its principal executive offices.

Bylaw Section 5.1 previously read as follows:

5.1                                 Designations.  The officers of the corporation shall be a President, one or more Vice Presidents (one or more of whom may be Executive Vice Presidents), a Secretary and a Treasurer, and such Assistant Secretaries and Assistant Treasurers as the Board may designate, who shall be elected for one year by the directors at their first meeting after the annual meeting of shareholders, and who shall hold office until their successors are elected and qualify.  Any two or more offices may be held by the same person.

Bylaw Section 5.1 has been amended to read as follows:

5.1                                 Designations of Officers.  The Board may designate and appoint such officers and agents of the corporation as the Board shall deem necessary or expedient and who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.  Any two or more officers may be held by the same person.  Such persons as the Board may decide from time to time shall preside at meetings of the shareholders and directors, as the case may be.

The full text of the amended and restated Bylaws is attached hereto as Exhibit 3.1, and is incorporated herein by reference in response to this Item 5.03.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit 3.1	Amended and Restated Bylaws of Idaho General Mines, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2007

Idaho General Mines, Inc.

/s/ Robert L. Dumont

Robert L. Dumont
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Idaho General Mines, Inc.